Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 14, 2026 (the “Effective Date”), by and among CL WORKSHOP GROUP LIMITED, a company incorporated under the laws of the British Virgin Islands (the “Company”), and each purchaser identified on Exhibit A attached hereto (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D, or Regulation S promulgated thereunder.

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) class A ordinary shares of the Company, par value US$0.001 per share (the “Class A Ordinary Shares”), represented by American Depositary Shares (“ADSs”), in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto (the “Share ADSs”), and (ii) warrants to purchase Class A Ordinary Shares represented by ADSs, in the form attached hereto as Exhibit B (the “Warrants”), as applicable.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

1 DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“ADSs” means the American Depositary Shares, each representing eight (8) Class A Ordinary Share of the Company.

“Attribution Parties” means, collectively, the following Persons and entities: (i) any direct or indirect Affiliates of the Purchaser, (ii) any Person that is deemed to beneficially own Ordinary Shares as a result of beneficial ownership thereby by the Holder or any of the Holder’s Affiliates, (iii) any group that includes the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Securities would or could be aggregated with the Purchaser and the other Attribution Parties for purposes of Section 13(d) or Rule 16a-1(a)(1) promulgated pursuant to Section 16 of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

“Business Day” means any day other than a Saturday, a Sunday or other day which is a federal legal holiday in the United States, the British Virgin Islands, the PRC and Hong Kong or any day on which banking institutions in the State of New York, the British Virgin Islands, the PRC or Hong Kong are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares and the Warrants on the Closing Date pursuant to Section 2.1(a) of this Agreement.

“Closing Date” means the five (5) Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the purchase price and (ii) the Company’s obligations to deliver the Shares and the Warrants, in each case, have been satisfied or waived, or such other dates as the parties may mutually agree.

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“Commission” means the United States Securities and Exchange Commission.’

“Deposit Agreement” means that certain deposit agreement (as may be amended from time to time), dated as of September 12, 2023, by and among the Company, the Depositary, and all owners and holders of ADSs issued thereunder.

“Depositary” means The Bank of New York Mellon as depositary under the Deposit Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” means a circumstance that (i) has or would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) has or would reasonably be expected to have a material adverse effect on the business, general affairs, management, assets, condition (financial or otherwise), prospects, earnings, liabilities, results of operations or properties of the Company and its subsidiaries (as defined below) taken as a whole.

“Maximum Percentage” means 19.99% of the issued and outstanding Ordinary Shares (including Class A Ordinary Shares represented by ADSs) immediately after giving effect to the issuance of the Shares and the issuance of the Warrant Shares issuable upon exercise of the Warrants, if exceeding that limit would result in a change of control under Nasdaq Listing Rule 5635(b) or any successor rule.

“Nasdaq” means the Nasdaq Global Select Market.

“Ordinary Shares” means the ordinary shares of the Company, par value of $0.001 per share, including Class A Ordinary Shares and Class B Ordinary Shares;

“Registrable Shares” means the (i) the Shares represented by the Share ADSsand (ii) the Warrant Shares underlying the Warrant ADSs issuable upon exercise of the Warrants; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Resale Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company and the Depositary on the basis of satisfactory documentation including an opinion of counsel, or (iii) such security shall cease to be outstanding following its issuance.

“Resale Registration Statement” shall mean any registration statement required to be filed by Section 4.1 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements.

“Requisite Purchasers” means, collectively, such Purchasers holding at least a majority of the Registrable Shares outstanding from time to time.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” means collectively all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since September 14, 2023, including the exhibits thereto and documents incorporated by reference therein.

“Securities” means the Shares, the Share ADSs, the Warrant Shares, the Warrant ADSs and the Warrants.

“Shares” means the Class A Ordinary Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Share ADSs” means the ADSs representing the Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act, but shall be deemed to not include the location or reservation of borrowable Ordinary Shares or ADSs.

“subsidiary” means any individual or entity the Company wholly owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or share capital or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the ADSs are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed and delivered to the Purchasers in connection with the transactions contemplated hereunder.

“Warrants” means, collectively, the ADS purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, in the form of Exhibit B attached hereto.

“Warrant ADSs” means ADSs issuable upon exercise of the Warrants.

“Warrant Shares” means the Class A Ordinary Shares issuable upon exercise of the Warrants and eligible for deposit under the Deposit Agreement for the issuance of Warrant ADSs.

References in this Agreement to (1) the Company issuing and selling Share ADSs or Warrant ADSs to the Purchasers, and similar or analogous expressions, shall be understood to include references to the Company allotting and issuing the underlying Shares or Warrant Shares, as applicable, to the Depositary or its nominee and procuring the delivery by the Depositary or its nominee of the corresponding Share ADSs or Warrant ADSs to the Purchasers; and (2) the purchase of, or payment for, any Share ADSs or Warrant ADSs, and similar or analogous expressions, shall be understood to refer to the subscription for the underlying Shares or Warrant Shares, as applicable, as well as deposit of such Shares or Warrant Shares with the Depositary (or its nominee), and the payment of the subscription moneys in respect thereof.

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2 PURCHASE AND SALE

2.1 Closing.

(a) At the Closing, upon the terms set forth herein, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, severally and not jointly with any other Purchaser, (i) the number of Share ADSs set forth opposite such Purchaser’s name under the heading “Number of Share ADSs to be Purchased at the Closing” on Exhibit A hereto and (ii) a Warrant to purchase the number of Warrant ADSs set forth opposite such Purchaser’s name under the heading “Number of Warrant Shares to be Represented by Warrant ADSs Issuable Upon Exercise of the Warrants” on Exhibit A hereto (subject to the terms and conditions of the Warrants). The Share ADSs shall be sold at the Closing in fixed combinations with the Warrants as units, with each Purchaser receiving one (1) accompanying Warrant to purchase three (3) Warrant ADSs with each one (1) Share ADS purchased by such Purchaser. The purchase price per Share ADS and accompanying Warrant shall be US$0.20. An amount equal to the nominal value of the Warrant Shares underlying each Warrant (being US$0.001 per Warrant Share) shall be attributed to each Warrant and applied towards the subscription price payable upon exercise of such Warrant.

The Purchaser agrees that it shall not be entitled to the return or refund of all, or any portion, of such pre-funded nominal value under any circumstance or for any reason whatsoever, including in the event the Warrant shall not have been exercised pursuant to its terms.

(b) At the Closing, each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to the purchase price to be paid by such Purchaser for the Securities acquired by it as set forth opposite such Purchaser’s name under the heading “Aggregate Closing Purchase Price” on Exhibit A hereto, and the Company shall deliver to each Purchaser its respective Securities in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto, deliverable at the Closing on the Closing Date in accordance with Section 2.2 of this Agreement. The Closing shall occur remotely via the exchange of documents on the Closing Date or such other time and location as the parties shall mutually agree.

2.2 Deliveries; Closing Conditions.

(a) Closing. At the Closing, the Company shall deliver or cause to be delivered to each Purchaser, as applicable, the Warrants, registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), to purchase up to the number of Warrant ADSs set forth opposite the name of such Purchaser under the heading “Number of Warrant Shares to be Represented by Warrant ADSs Issuable Upon Exercise of the Warrants” on Exhibit A attached hereto (and subject to the terms and conditions of the Warrants). At the Closing, the Company shall allot and issue Class A Ordinary Shares to the Depositary (or its nominee) and direct the Depositary (or its nominee) to issue the corresponding number of restricted Share ADSs to each Purchaser (or its nominee in accordance with its delivery instructions) and procure that the Company’s register of members is updated to reflect the issuance of such underlying Class A Ordinary Shares. Promptly after the Closing, the Company will deliver or cause to be delivered to each Purchaser the Share ADSs in book-entry form in respect of the Share ADSs purchased by such Purchaser at the Closing, registered in such Purchaser’s name (or in the name of its nominee in accordance with its delivery instructions). Such delivery shall be against payment of the purchase price therefor by such Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wire instructions delivered to such Purchaser at least one Business Day prior to the Closing Date. If the Closing has not occurred for any reason on or prior to three Business Days after the Closing Date, the Company shall promptly (but not later than one Business Day thereafter) return the amount previously wired to the Company and set forth opposite such Purchaser’s name under the heading “Aggregate Closing Purchase Price” on Exhibit A hereto to each Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by such Purchaser, and any book entries for the Securities shall be deemed canceled; provided that, unless this Agreement has been terminated pursuant to Section 6.1 hereof, such return of funds shall not terminate this Agreement or relieve such Purchaser of its obligations to purchase, or the Company of its obligations to issue and sell, the Securities at the Closing.

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(b) Company Deliveries. At or prior to Closing, the Company will deliver or cause to be delivered to each Purchaser the following:

(i)	this Agreement and the Warrants duly executed by the Company; and

(ii)	the Company’s wire instructions for the receipt of the total purchase price.

(c) Purchaser Deliveries. At or prior to Closing, each Purchaser will deliver or cause to be delivered to the Company the following:

(i)	this Agreement duly executed by such Purchaser; and

(ii)	the total purchase price in cash, U.S. dollars, set forth opposite such Purchaser’s name on Exhibit A by wire transfer of immediately available funds and the Company shall have received such total purchase price.

(d) Closing Conditions. The respective obligations of the Company, on the one hand, and the Purchasers, on the other hand, hereunder in connection with the Closing are subject to the following conditions being met, any of which may be waived by a Purchaser or the Company (each as to itself, only, respectively):

(i)	the accuracy in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) on the Closing Date, of the representations and warranties contained herein (unless made as of a specified date therein (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of such specified date) of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company);

(ii)	all obligations, covenants and agreements of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company) required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)	(A) as to the Company, the delivery by each Purchaser of the items set forth in Section 2.2(c) of this Agreement, and (B) as to each Purchaser, the delivery by the Company of the items set forth in Section 2.2(b) of this Agreement;

(iv)	there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)	no stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the ADSs.

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3 REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports, which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchasers that the statements contained in this Section 3.1 are true and correct as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a) SEC Reports. The Company has filed all SEC Reports required to be filed since September 14, 2023. The SEC Reports, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments from the staff of the Commission with respect to any of the SEC Reports.

(b) No Material Adverse Effect. Since the date of the most recent audited financial statements of the Company included in the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has not been any change in the share capital (other than the issuance of Ordinary Shares (including Ordinary Shares represented by ADSs) upon exercise of share options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans and certain other agreements described in the SEC Reports or otherwise publicly disclosed), short-term debt or long-term debt of the Company or any of its subsidiaries, and there has not been any declaration or payment by the Company of any dividend or any authorization or payment by the Company of any distribution on any of the capital stock of the Company or any Material Adverse Effect; (ii) there has not been any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2025, except for changes in the ordinary course of business which have not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and (iii) the Company has not entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, except in each case as otherwise disclosed in the SEC Reports.

(c) Organization. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations or other legal entities under the laws of their respective jurisdictions of incorporation, are duly qualified to do business in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power (corporate or otherwise) and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in the SEC Reports.

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(d) Capitalization. As of the Closing Date, after giving effect to the issuance of the Shares, the issued and outstanding shares in the Company’s share capital will be no less than the issued and outstanding shares disclosed in the Company’s most recent filing with the Commission; the authorized, issued and outstanding share capital of the Company is as set forth in the SEC Reports as of the dates set forth therein. All the outstanding share capital of the Company has been duly and validly authorized and issued and is fully paid and non-assessable and is not subject to any pre-emptive or similar rights (save for those that have been validly waived or disapplied in accordance with applicable law) and has been issued in compliance with the Company’s articles of association, the BVI Business Companies Act, 2004 as amended from time to time, and applicable federal and state securities laws. Except as described in or expressly contemplated by the SEC Reports, there are no outstanding rights (including pre-emptive rights (save for those granted under applicable law)), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of share capital or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(e) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company and the Company has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. All action required to be taken for the due and proper authorization, execution and delivery by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby has been duly and validly taken. The Transaction Documents constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (x) as limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights and remedies generally, (y) as limited by equitable principles generally, including any laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (z) insofar as indemnification and contribution provisions may be limited by applicable law.

(f) The Securities. The Shares represented by the Share ADSs to be delivered at the Closing have been duly authorized by the Company and, when such Share ADSs are issued and delivered and paid for as provided herein, and the Class A Ordinary Shares underlying such Share ADSs have been duly allotted and issued to the Depositary (or its nominee), such Share ADSs will be duly and validly issued, will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the SEC Reports; and the issuance of the Shares and Warrant Shares is not subject to any preemptive or similar rights. The entry by the Company into the Warrants has been duly authorized by the Board of Directors of the Company and, upon their execution and delivery, the Warrants will be valid and binding obligations, enforceable in accordance with their terms. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, including the payment of any exercise price therefor, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for (i) restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and (ii) the issuance of the Warrant Shares is not subject to any preemptive or similar rights (save for those that have been validly waived or disapplied in accordance with applicable law). Assuming the accuracy of the representations and warranties of each Purchaser in Section 3.2 hereof, the Warrant Shares will be issued in compliance with all applicable federal and state securities laws. Assuming the accuracy of each of the representations and warranties set forth in Section 3.2 of this Agreement, the offer and issuance by the Company of the Securities and the issuance of the Warrant Shares upon exercise of the Warrants as contemplated hereby is exempt from registration under the Securities Act. Neither the Company, nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

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(g) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its articles of association, charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in material violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (ii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(h) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities in accordance with the provisions of this Agreement, the issuance of the Warrant Shares and, upon deposit thereof, the issuance of the Warrant ADSs upon exercise of the Warrants in accordance with the terms of the Warrants and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the articles of association, charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) No Consents Required. No consent, approval, authorization, order, registration or qualification, designation, declaration or filing of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents (except as described in SEC Reports and the obligations contemplated by Section 4 hereof) and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc., Nasdaq or under applicable state securities laws of the various jurisdictions in which the Securities are being offered.

(j) Legal Proceedings. Except as described in the SEC Reports, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) current or pending or, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority or threatened by others.

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(k) Exemption From Registration. Assuming the accuracy of the Purchaser’s representations and warranties in Section 3.2 hereof, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers hereunder. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at such Closing, pursuant to this Agreement under applicable securities or blue sky laws of the states of the United States (or to obtain an exemption from such qualification), and, if requested by a Purchaser, shall provide evidence of any material action so taken to such Purchaser on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities laws of the United States following Closing.

(l) No Additional Agreements. The Company has no other agreements or understandings (including side letters) with any Purchaser or any other Person to purchase Securities on terms more favorable to such Purchaser than as set forth herein.

The Company’s representations set forth herein shall survive Closing.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, for itself and for no other Purchaser, hereby represents and warrants to the Company as of the Closing Date:

(a) Organization; Authority; Conflicts. Purchaser represents and warrants that: (i) Such Purchaser is an entity duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, and is in good standing under the laws of the jurisdiction of its incorporation or organization; (ii) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Securities and to carry out and perform all of the Purchaser’s obligations under this Agreement and to invest in the Securities pursuant to this Agreement; and (iii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (x) as limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights and remedies generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (z) insofar as indemnification and contribution provisions may be limited by applicable law. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser or (ii) conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

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(b) Accredited Investor or QIB. At the time such Purchaser was offered the Securities, it was, and as of the date hereof is: (i) either (A) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (B) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, (ii) an Institutional Account as defined in Financial Industry Regulatory Authority Rule 4512(c), and (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including such Purchaser’s participation in the transactions contemplated by this Agreement. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Securities and the Warrant Shares. Such Purchaser is able to bear the substantial risks associated with its purchase of the Securities, including but not limited to loss of its entire investment therein.

(c) Investment Intent. Each Purchaser is purchasing the Securities for such Purchaser’s own account, for investment purposes only. Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act. Each Purchaser understands that its acquisition of the Securities and Warrant Shares has not been registered under the Securities Act. Each Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Securities and the Warrant Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(d) General Solicitation. Each Purchaser represents and acknowledges, to their knowledge, that such Purchaser has not been solicited to offer to purchase or to purchase any Securities by means of any general solicitation or advertising within the meaning of Regulation D under the Securities Act.

(e) Bad Actor Status. Each Purchaser represents that such Purchaser is not a person of the type described in Section 506(d) of Regulation D under the Securities Act.

(f) Purchaser Information. Each Purchaser understands that the Securities and Warrant Shares are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and each Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of each Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire the Securities. Each Purchaser further acknowledges and understands that the Securities and Warrant Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(g) Access to Information. Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions of the Company and received answers thereto as it has deemed necessary in connection with its decision to purchase the Securities; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management, prospects and other information as it deemed necessary to make its decision to purchase the Securities and has conducted and completed its own independent due diligence with respect to the transactions contemplated by the Agreement; and (iii) the opportunity to ask questions and obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

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(h) Independent Investment Decision. Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, such Purchaser has conducted its own investigation of the Company and the Securities and Warrant Shares and is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the transactions contemplated by this Agreement, the Securities, the Warrant Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The Purchaser has consulted such legal, tax and investment advisors and made such investigations as the Purchaser, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(i) Certain Trading Activities. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Share ADSs and other activities with respect to the Share ADSs by the Purchaser. As of the earlier of (i) the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities or (ii) 9:00 am New York time on the first Trading Day immediately after the signing of this Agreement (the “Disclosure Deadline”), Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any purchases or sales of the Company’s securities (including any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, this Section 3.2(i) shall apply only with respect to the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Each Purchaser covenants that neither such Purchaser nor any person acting on such Purchaser’s behalf or pursuant to any understanding with such Purchaser will engage in any purchases or sales of the Company’s securities (including any Short Sales involving the Company’s securities) prior to the time that all material nonpublic information disclosed to such Purchaser is publicly disclosed. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, this representation shall only apply with respect to the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

(j) Non-Public Information. Purchaser will hold in confidence all information concerning this Agreement and the sale and issuance of the Securities and shall not divulge any of such information to any third party except in confidence to its legal counsel, accountants or banks until the earlier of (i) the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities or (ii) the Disclosure Deadline.

(k) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(l) Ownership. The purchase by such Purchaser of the Shares issuable to it at the Closing will not result in such Purchaser, individually or together with the other Attribution Parties, collectively acquiring, or obtaining the right to acquire, in excess of the Maximum Percentage.

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(m) Foreign Persons. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, exercise, sale or transfer of the Securities, including upon the exchange of such Securities to the Share ADSs and the exercise of Warrants for Warrant ADSs. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.3 Covenants and Agreements of the Parties

(a) Share ADSs; Registration.

(i)	At such time that the Shares represented by the Share ADSs may be sold pursuant to an effective Registration Statement, in connection with sales under such Registration Statement, the Company shall use commercially reasonable efforts to cause the Depositary to deliver to the transferee the Share ADSs without restrictive legends or other restrictions, pursuant to the Deposit Agreement and subject to compliance with the policies and procedures of the Depositary.

(ii)	Each Purchaser understands that the Shares represented by the Share ADSs and the Warrant Shares underlying the Warrant ADSs will be registered on a Resale Registration Statement.

(b) Legends.

(i)	Notwithstanding any other provision of this Section 3.3, each Purchaser covenants that the Securities and Warrant Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of the Securities and Warrant Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters and, in the case of any Share ADSs or Warrant ADSs, such opinions, representation forms and other documentation as may be required by the Depositary,, in each case in form and substance satisfactory to the Company and/or the Depositary) that the securities may be sold pursuant to and in compliance with such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities or Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Securities or Warrant Shares.

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(ii)	Each Purchaser understands that the Share ADSs shall be issued as restricted ADSs and shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the Share ADSs):

THE ORDINARY SHARES (“SHARES”) REPRESENTED BY THE AMERICAN DEPOSITARY SHARES (THE “ADSs”) TO WHICH THIS CONFIRMATION RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE ADSs AND THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED BY AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY AND THE DEPOSITARY, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION OF THE SHARES UNDER THE SECURITIES ACT, AS CONFIRMED BY AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE DEPOSITARY, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

(c) Pledges. The Company acknowledges and agrees that a Purchaser may from time to time pledge, or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but a legal opinion of legal counsel to the pledgee, secured party or pledgor, together with any other documentation reasonably requested by the Company, in each case in form and substance satisfactory to the Company shall be required in connection with a subsequent proposed transfer to the pledgee in connection with any foreclosure following default by the Purchaser of the pledge. A Purchaser shall provide notice to the Company of any pledge of Securities by such Purchaser, and Purchaser and the pledgee shall promptly notify the Company of any such foreclosure and proposed transfer of the Securities to the pledgee. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, as applicable, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 3.3(b), any Securities subject to a pledge or security interest as contemplated by this Section 3.3(c) shall continue to bear the legend set forth in Section 3.3(b) and be subject to the restrictions on transfer set forth in Section 3.3(b).

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(d) Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall also pay the issuance fees required to be paid to the Depositary under the terms of the Deposit Agreement in connection with the issuance of the Share ADSs, exchange of restricted Share ADSs for unrestricted Share ADSs, and deposit of the Shares or Warrant Shares for the issuance of Share ADSs or Warrant ADSs, as applicable. The Purchaser shall pay any stamp taxes and other taxes and duties payable in connection with the exercise of the Warrants or deposit of the Warrant Shares for the issuance of the Warrant ADSs (including in circumstances where such Warrant Shares are transferred to the Depositary (or to a custodian acting as the nominee of the Depositary)) and shall indemnify the Company against any liability for or in respect of any transfer taxes and any interest or penalties in respect thereof that the Company may incur upon or in connection with the same (including, for the avoidance of doubt, where the Company is liable to the Depositary to pay any transfer taxes or any amount in respect thereof).

(e) Conflict Waiver. The Company and each Purchaser acknowledges that Loeb & Loeb LLP has acted as counsel to the Company in connection with this Agreement and the Offering, and waive any conflict of interest that may arise from such representation vis-à-vis the law firm’s separate representation of the Company or any other Purchaser in matters unrelated hereto.

4 REGISTRATION RIGHTS

4.1 Registration Procedures and Expenses. The Company shall:

(a) use its reasonable best efforts to file a Resale Registration Statement with the Commission on or before the date 30 days (the “Mandatory Registration Statement”) following the Closing Date (the “Filing Date”) to register all of the Registrable Shares under the Securities Act, and to provide each Purchaser of Registrable Shares with a copy of such draft Mandatory Registration Statement for review not less than two Business Days before filing. The Mandatory Registration Statement referred to herein shall be on Form F-1.

(b) prepare and file with the Commission such amendments and supplements to such Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.5 below, subject to the Company’s right to suspend pursuant to Section 4.4;

(c) furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(d) upon notification by the Commission that that the Resale Registration Statement has been declared effective by the Commission, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(e) advise the Purchasers as expeditiously as possible, but in any event within five Business Days:

(i)	of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

(ii)	of any request by the Commission for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

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(iii)	of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)	of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein not misleading; and

(f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 4.1 and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of such states.

(g) Each Purchaser, by its acceptance of the Registrable Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Resale Registration Statement hereunder.

4.2 Indemnification.

(a) Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Resale Registration Statement and each director of the Company), notwithstanding any termination of this Agreement, from and against any Loss to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such Loss (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser expressly for use therein, and such Purchaser, severally and not jointly, will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim;

(b) If the indemnification provided for in this Section 4.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

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4.3 Termination of Obligations. The obligations of the Company pursuant to Section 4.1 hereof shall cease and terminate, with respect to any Registrable Shares, upon such time as such Registrable Shares no longer remain Registrable Shares.

5 MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within twenty calendar days from the Effective Date through no fault of such Purchaser; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties), and, upon such termination pursuant to this Section 5.1, any purchase price wired to the Company by a Purchaser shall be promptly returned to the Purchaser, but in no event later than the second Trading Day following such termination.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective upon actual receipt via mail, courier or confirmed email by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by (a) the Company and (b) the Requisite Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). The Purchasers may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger).

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5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable and documented attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.8 Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.10 Remedies. The Company and each Purchaser shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, for any breach of the Transaction Documents. Each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents without the requirements of the posting of a bond. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.11 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

5.12 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CL WORKSHOP GROUP LIMITED

By:
Name:	Liying WANG
Title:	Director and Chief Executive Officer

Address for notice:

CL WORKSHOP GROUP LIMITED
Avenida da Amizade no. 1287
Chong Fok Centro Comercial, 13 E
Macau S.A.R
Attention: Liying WANG

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS

By:
Name:

Address for notice:

[Signature Page to Securities Purchase Agreement]

Exhibit A

CLOSING SCHEDULE

Exhibit B

FORM OF WARRANT